UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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DECKERS OUTDOOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Glass Lewis Reaffirms Recommendation That Deckers Stockholders Vote “FOR” ALL of Deckers’
Director Nominees on the WHITE Proxy Card

Glass Lewis Reiterates That Deckers’ Highly Qualified and Experienced Nominees Are Best

Suited to Oversee the Company

GOLETA, Calif. – December 7, 2017 – Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today announced that Glass, Lewis & Co. (“Glass Lewis”), a leading independent proxy advisory firm, has reaffirmed its recommendation that Deckers stockholders vote for ALL of Deckers’ highly qualified and experienced director nominees on the WHITE proxy card at the Company’s 2017 Annual Meeting of Stockholders to be held on December 14, 2017.

In its December 6, 2017 report, Glass Lewis stated1:

•	“…we also see limited – if truly any – cause for shareholders to seriously consider using this opportunity afforded by Marcato’s nomination to support incremental board changes.”

Glass Lewis also expressed the view that Marcato’s eleventh-hour changes to its proposed slate signals a desperate and self-serving attempt to gain board representation1:

•	“Ultimately, Marcato’s last-minute, substantial reduction of its previously proposed full slate of director nominees to a minority slate is highly unusual and, in our view, is reactionary to the realization that the extensive changes to the Deckers board sought by Marcato were likely not warranted, advisable or to be supported by a majority of Deckers stockholders.”

•	“In our opinion, Marcato’s latest move is more tactical than reflective of genuine willingness to suddenly work constructively with the current board, having the effect of undermining [Marcato’s] credibility and weakening its case for change, in our view.”

Commenting on the report, Deckers issued the following statement:

We are pleased that Glass Lewis has again recognized that Deckers has the right Board with the relevant skills and experience to continue executing the transformation strategy and delivering value for all stockholders.

As Deckers previously announced, leading independent proxy advisor firm Egan-Jones Ratings Company also recommends that Deckers stockholders vote “FOR” ALL of Deckers’ director nominees on the WHTIE proxy card.

Deckers stockholders are reminded that their vote is extremely important, no matter how many shares they own. The Deckers Board unanimously urges stockholders to protect the value of their investment by using the WHITE proxy card to vote “FOR” ALL of Deckers’ director nominees. The Deckers Board advises all stockholders to simply discard any Gold proxy card received from Marcato. Instead, to follow

1 Permission to use quotations neither sought nor obtained

the Board’s recommendation, stockholders should use the WHITE proxy card to vote “FOR” ALL nine of Deckers’ director nominees.

THE ANNUAL MEETING IS FAST APPROACHING!

PLEASE VOTE TODAY BY TELEPHONE OR BY INTERNET, USING THE WHITE
PROXY CARD!

If you have questions, need assistance in voting your shares, or wish to change a prior vote, please contact:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free:

(877) 750.0625 (from the U.S. and Canada)

or

(412) 232.3651 (from other locations)

Remember, please simply discard any Gold proxy card you may receive from Marcato. Your Board does not endorse any of Marcato’s nominees and we urge you to NOT submit any proxy using Marcato’s gold proxy card, even as a protest vote. A withhold vote on Marcato’s Gold proxy card will revoke any earlier proxy that you have submitted to Deckers.

About Deckers Brands

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company’s portfolio of brands includes UGG®, Koolaburra®, HOKA ONE ONE®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has a 40-year history of building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to considerable risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding Deckers’ future strategies. Deckers has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions about trends affecting Deckers’ business and industry and are based on information available as of the time such statements are made. Although Deckers does not make forward-looking statements unless it believes that it has a reasonable basis for doing so, Deckers cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause Deckers’ actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in Decker’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017, as well as in its other filings with the Securities and Exchange Commission.

Except as required by applicable law or the listing rules of the New York Stock Exchange, Deckers expressly disclaims any intent or obligation to update any forward-looking statements, or to update the reasons that actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in Deckers’ expectations, or as a result of the availability of new information.

Investors:

Deckers Brands

Steve Fasching, 805-967-7611

VP, Strategy & Investor Relations

or

Innisfree M&A Incorporated

Arthur B. Crozier, 212-750-5833

or

Media:

Joele Frank, Wilkinson Brimmer Katcher

Eric Brielmann / Amy Feng, 415-869-3950